UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAFTECH INTERNATIONAL LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

     , 2025

Dear Stockholders:

We are pleased to invite you to a Special Meeting of Stockholders (the “Special Meeting”) of GrafTech International Ltd. The Special Meeting will be held on   ,   , 2025, at   a.m. Eastern Time. The Board of Directors has determined the Special Meeting will be held in a virtual format via the Internet.

The matters expected to be acted upon at the Special Meeting are:

1.

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion.

2.	Transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Details about the business to be conducted at the Special Meeting can be found in the accompanying Notice of Special Meeting of Stockholders and proxy statement. Your vote is important. The Special Meeting will be held in a virtual format only. Regardless of whether you plan to attend the virtual Special Meeting, we urge you to vote your shares as soon as possible. You may vote using the enclosed proxy card or voting instruction form by completing, signing and dating it, and then returning it by mail. Also, you may submit your vote by telephone or through the Internet. If telephone or Internet voting is available to you, instructions will be included on your proxy card or voting instruction form. Additional information about voting your shares is included in the proxy statement.

On behalf of the Board of Directors, thank you for your continued interest and support.

Sincerely,

Henry R. Keizer	Timothy K. Flanagan

Director and Chairman of the Board	Director, Chief Executive Officer and President

Notice of Special Meeting of Stockholders

Date:	, 2025	At the Special Meeting you will be asked to:

Time:	a.m. Eastern Time	Proposal 1

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion.

We also will transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Virtual Meeting Website:	www.meetnow.global/MU9CXSX

Record Date:	June 30, 2025

The enclosed proxy is solicited on behalf of the Board of Directors of GrafTech International Ltd. (“GrafTech”, “we”, “our” or the “Company”) for use at the Special Meeting to be held on      , 2025, at     a.m. Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth herein. The Board of Directors has determined that the Special Meeting will be held in a virtual format via the Internet.

HOW YOU MAY VOTE

You may vote if you were a stockholder of record at the close of business on June 30, 2025 (the “Record Date”). To ensure that your shares are represented at the Special Meeting, please vote as soon as possible by one of the following methods:

•	By Internet.	•	By Mail.

•	By Telephone.	•	Online, during the virtual Special Meeting.

For more detailed information on voting, please see “How do I cast a vote?” in the “Questions & Answers” section beginning on page 2 of the accompanying proxy statement (the “Proxy Statement”).

Whether or not you expect to attend the virtual Special Meeting, please vote as soon as possible to ensure representation of your shares at the Special Meeting. You may vote your shares over the Internet, by telephone or by mail (as applicable) by following the instructions on the proxy card or voting instruction form. More information about registering for and attending the virtual Special Meeting is included in the “Questions & Answers” section of the accompanying Proxy Statement. Except as otherwise noted, the information herein and in the accompanying Proxy Statement is as of     , 2025, the date we commenced printing in order to commence mailing on or about      , 2025. Proxy materials are being mailed or made available on or about      , 2025.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on    , 2025: The Proxy Statement is available at: www.envisionreports.com/EAF.

By order of the Board of Directors,

Andrew J. Renacci
Chief Legal Officer & Corporate Secretary

GrafTech International Ltd. 982 Keynote Circle
Brooklyn Heights, OH 44131

Proxy Statement Guide

Proxy Statement Summary

This Proxy Statement is furnished on behalf of the Board of Directors (the “Board”) of GrafTech International Ltd. in connection with the Special Meeting of Stockholders called pursuant to the accompanying notice. Proxy materials are being first mailed or made available to stockholders on or about     , 2025. This Proxy Statement summarizes information about the proposal to be considered at the Special Meeting and other information you may find useful in determining how to vote. Please review the complete Proxy Statement before submitting your vote.

Special Meeting of Stockholders Information

Date and Time	Record Date	Location	Who Can Vote

, 2025 a.m. Eastern Time	June 30, 2025	Online only at www.meetnow.global/MU9CXSX	Stockholders of record at the close of business on June 30, 2025.

Proposal To Be Voted on and Board Recommendation

Proposal		Board’s Voting Recommendation	Page Reference (for more detail)

Proposal 1	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion.	FOR	6

GrafTech International Ltd. | Special Meeting Proxy Statement / 1

Questions & Answers

Q.	Why did I receive these proxy materials?

A.

You received these materials because you were a stockholder as of the close of business on June 30, 2025, the Record Date fixed by the Board, and are therefore entitled to receive notice of the Special Meeting and to vote on matters presented at the Special Meeting, which will be held on    , 2025.

Q.	When and where is the Special Meeting being held?

A.	The Special Meeting will be held on , 2025 at a.m. Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast.

Q.	How do I register to attend the virtual Special Meeting?

A.

You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical in-person meeting will be held.

The online meeting will begin promptly at    a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. You will be able to attend the Special Meeting online, vote and submit your questions during the meeting by visiting www.meetnow.global/MU9CXSX.

Please follow the registration instructions as outlined below.

If your shares are registered in your name (i.e., you hold your shares registered in your name through the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Special Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received with this Proxy Statement to attend the Special Meeting.

If your shares are held in the name of your broker or bank, you must register in advance to attend the Special Meeting virtually on the Internet. To register in advance to attend the virtual Special Meeting, you must submit a legal proxy that reflects proof of your proxy power. The legal proxy will show your GrafTech International Ltd. holdings with your name. Please forward a copy of the legal proxy along with your email address to Computershare. Requests for registration should be directed to Computershare by forwarding the email from your broker, or attaching an image of your legal proxy, to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on    , 2025. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Q.	Who is entitled to vote at the Special Meeting?

A.	Holders of GrafTech’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on June 30, 2025, the Record Date fixed by the Board, may vote at the Special Meeting.

2 / GrafTech International Ltd. | Special Meeting Proxy Statement

Q.	How many votes may I cast?

A:	Each share of Common Stock is entitled to one vote with respect to the matter submitted for vote. On June 30, 2025, there were 258,151,443 shares of Common Stock outstanding and entitled to vote.

Q.	What constitutes a quorum for the Special Meeting?

A.

The presence, in person or by proxy, at the commencement of the Special Meeting, of the holders of a majority of the shares of Common Stock issued and outstanding as of close of business on June 30, 2025 constitutes a quorum for the transaction of business at the meeting. We will count abstentions and broker non-votes as present for purposes of determining the presence or absence of a quorum at the Special Meeting. Virtual attendance at our Special Meeting constitutes presence in person for purposes of the vote required under our By-Laws.

Q.	What items will be voted on at the Special Meeting, and what is the required vote to approve each item?

A.	All stockholders are entitled to vote on the following proposal:

●

Proposal 1—Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion.

Proposal 1 will be approved if the holders of at least 66 2/3% of the voting power of the issued and outstanding shares of Common Stock vote “FOR” the proposal. Thus, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal 1. Because a bank, broker, dealer or other nominee may generally vote without instructions on Proposal 1, we do not expect any broker non-votes to result for Proposal 1.

Q.	Are there other items to be voted on at the Special Meeting?

A.

As of the date of this Proxy Statement, the Board does not intend to present any matters at the Special Meeting other than the matter described herein. If any other matters are properly presented at the Special Meeting, your proxy authorizes the individuals named as proxies to vote, or otherwise act, in accordance with their best judgment.

Q.	How will proxies be voted at the Special Meeting?

A.

If you hold shares through a broker or nominee and do not provide the broker or nominee with specific voting instructions, under the rules that govern brokers or nominees in such circumstances, your broker or nominee will have the discretion to vote such shares on routine matters, but not on non-routine matters. As a result:

●	Your broker or nominee will have the authority to vote such shares with respect to Proposal 1 because New York Stock Exchange (the “NYSE”) rules treat this matter as routine.

GrafTech International Ltd. | Special Meeting Proxy Statement / 3

Broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If you are a registered stockholder and no instructions are indicated on a properly executed proxy card submitted by you, the shares represented by the proxy will be voted “FOR” Proposal 1, and in accordance with the proxy holder’s judgment for any other matter that may be properly brought before the Special Meeting, or any adjournments or postponements thereof.

Q.	How do I cast a vote?

A.	You may vote by any one of the following means:

●

 By Internet. If you received a paper copy of a proxy card or voting instruction form by mail, you may submit your proxy over the Internet by following the instructions on the proxy card or voting instruction form.

●	By Telephone. You may submit your vote by telephone by following the instructions on the proxy card or voting instruction form if you received such materials by mail.

●

 By Mail. You may submit your proxy by completing, signing and dating your proxy card or voting instruction form and mailing it in the accompanying self-addressed envelope. No postage is necessary if mailed in the United States.

●

  Online, during the virtual Special Meeting. If you hold shares in your name as the stockholder of record, you may vote online during the virtual Special Meeting by following the instructions on the proxy card that you received. If you are a beneficial owner but not the stockholder of record, you may vote online at the Special Meeting only with a legal proxy obtained from your broker, trustee or nominee, as applicable. Beneficial owners should refer to “How do I register to attend the virtual Special Meeting?” above for information on how to register to attend the virtual Special Meeting in order to vote your shares at the Special Meeting.

Properly completed and submitted proxy cards and voting instruction forms, as well as proxies properly completed and submitted over the Internet, will be voted at the Special Meeting in accordance with the instructions provided as long as they are received in time for voting and not revoked.

Q.	Can I change my mind after I vote?

A.	Yes, you can change your vote by voting online during the virtual Special Meeting or revoking your proxy prior to the virtual Special Meeting. To revoke your proxy, you must:

●	file an instrument of revocation with our Corporate Secretary, at our principal executive offices: 982 Keynote Circle, Brooklyn Heights, OH 44131;

●	mail a new proxy card dated after the date of the proxy you wish to revoke to our Corporate Secretary at our principal executive offices;

●	submit a later-dated proxy over the Internet in accordance with the instructions on the Internet voting website; or

●

if you are a stockholder of record or you obtain a legal proxy from your broker, trustee or nominee, as applicable, you may attend the virtual Special Meeting and vote online during the virtual Special Meeting.

4 / GrafTech International Ltd. | Special Meeting Proxy Statement

If your proxy is not revoked, we will vote it at the Special Meeting in accordance with your instructions indicated on the proxy card or voting instruction form or, if submitted over the Internet, as indicated on the submission.

Q.	Where can I find the voting results after the Special Meeting?

A.

We will announce the preliminary voting results at the Special Meeting and will report the final voting results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Q.	Who bears the cost of this proxy solicitation?

A.

GrafTech bears all proxy solicitation costs. In addition to solicitations by mail, our Board, officers and regular employees, without additional remuneration, may solicit proxies by telephone, fax, electronic transmission and personal interviews. We have retained MacKenzie Partners, Inc. to assist in proxy solicitation for the Special Meeting at an estimated cost of $9,500 plus expenses. We will request brokers, banks, custodians and other fiduciaries to forward proxy-soliciting materials to the beneficial owners of Common Stock and will reimburse them for their reasonable out-of-pocket expenses incurred in connection with distributing proxy materials.

Q.	What do I need to do now?

A.	You should carefully read and consider the information contained in this Proxy Statement. It contains important information about GrafTech that you should consider before voting.

Q.	Whom should I contact with questions?

A.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposal, or if you need additional copies of the Proxy Statement or proxy card, you may contact MacKenzie Partners, Inc. at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

(800) 322-2885 (toll-free from the U.S. or Canada)

+1-212-929-5500 from other countries

Via Email: proxy@mackenziepartners.com

GrafTech International Ltd. | Special Meeting Proxy Statement / 5

Proposal 1 The Reverse Stock Split Proposal

We are seeking stockholder approval of an amendment to our Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split with respect to our Common Stock issued and outstanding or held by us as treasury stock, at a ratio of not less than 1-for-7 and not greater than 1-for-15, with the final ratio within such ratio range to be determined at the discretion of the Board (the “Reverse Stock Split”), and (b) a reduction in the number of authorized shares of Common Stock and our preferred stock, par value $0.01 per share (the “Preferred Stock”), by a corresponding proportion (the “Authorized Share Reduction”), in each case without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”). Such approval would grant the Board discretionary authority, at any time on or prior to the one-year anniversary of the Special Meeting, to effect the Reverse Stock Split and the Authorized Share Reduction. The form of amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction is included as Appendix A to this Proxy Statement (the “Certificate of Amendment”).

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the authority to decide, in its sole discretion, without further action by the stockholders, (i) whether to effect the Reverse Stock Split and the corresponding Authorized Share Reduction by no later than the one-year anniversary of the Special Meeting, (ii) the specific timing of effectiveness of the Reverse Stock Split and the Authorized Share Reduction and (iii) the final ratio of the Reverse Stock Split and Authorized Share Reduction within the ratio range. We would communicate to the public, prior to the effective date, additional details regarding the Reverse Stock Split and the Authorized Share Reduction, including the final ratio selected.

If the Reverse Stock Split is effected, up to every 15 shares of Common Stock would be combined and converted into one share of Common Stock. In addition, the number of authorized shares of Common Stock and Preferred Stock would be proportionally reduced by the final ratio, resulting in a decrease from 3,000,000,000 authorized shares of Common Stock to between 428,571,429 and 200,000,000 authorized shares of Common Stock and a decrease from 300,000,000 authorized shares of Preferred Stock to between 42,857,143 and 20,000,000 authorized shares of Preferred Stock. Neither the Reverse Stock Split nor the Authorized Share Reduction will change the par value of the Common Stock or Preferred Stock.

The primary goal of the Reverse Stock Split is to increase the per share market price of the Common Stock to meet the minimum per share price requirement for continued listing on the NYSE. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and is not being proposed in response to any effect of which we are aware to accumulate shares of our Common Stock or obtain control of the Company. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

Even if our stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect the Reverse Stock Split and Authorized Share Reduction if the Board does not deem it to be in the best

6 / GrafTech International Ltd. | Special Meeting Proxy Statement

interests of the Company and our stockholders. The Board believes that granting this discretion provides it with maximum flexibility to act in the best interests of our stockholders. The Board’s decision as to whether and when to effect the Reverse Stock Split and Authorized Share Reduction will be based on a number of factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on the NYSE;

●	the per share price of the Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of the Common Stock following the Reverse Stock Split;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Final Ratio” and “—Board of Directors Discretion to Effect the Reverse Stock Split and Authorized Share Reduction.”

If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Certificate of Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Certificate of Amendment. There are certain risks associated with a reverse stock split, and we cannot accurately predict or ensure that the Reverse Stock Split will produce or maintain the desired results, which are described in more detail below. However, the Board believes that the Reverse Stock Split Proposal is advisable and in the best interests of the Company and its stockholders and recommends that you vote “FOR” the Reverse Stock Split Proposal.

Reasons for the Reverse Stock Split

The primary objective for effecting the Reverse Stock Split, should the Board choose to effect one, is to increase the per share price of our Common Stock in order to meet the minimum per share price requirement for continued listing on the NYSE. We believe increasing the trading price of our Common Stock may also enhance the marketability and liquidity of our Common Stock by making it more attractive to a broader range of investors and improve the perception of our Common Stock as an investment security. Accordingly, the Board believes that the Reverse Stock Split is in our stockholders’ best interests. In connection with the Reverse Stock Split, the Board also believes it is in the best interests of our stockholders to decrease the authorized number of shares of Common Stock and Preferred Stock in proportion to the final ratio in order to maintain the proportion of shares of Common Stock outstanding relative to the shares of capital stock available for future issuance.

Compliance with the NYSE Minimum Per Share Price Requirement

We believe that the Reverse Stock Split, if effected, is our best option to satisfy the minimum per share price requirement for continued listing on the NYSE. On April 15, 2025, we received a notice from the NYSE that we were not in compliance with the NYSE continued listing standard as set forth in Section 802.01C of the NYSE Listed Company Manual, as the average closing price of the Common

GrafTech International Ltd. | Special Meeting Proxy Statement / 7

Stock was less than $1.00 per share over a consecutive 30-trading day period. Pursuant to Section 801.01C, we have six months following the receipt of the notification to regain compliance with the minimum per share price requirement with the possibility of extension at the discretion of the NYSE. In order to regain compliance, on the last trading day in any calendar month during the cure period, the Common Stock must have: (a) a closing price of at least $1.00 per share; and (b) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month. Our failure to regain compliance during this period could result in delisting of the Common Stock. On the Record Date, the last reported sale price of our Common Stock on the NYSE was $0.97 per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing on the NYSE. However, we cannot provide any assurance that the stock price of the Common Stock will remain over the minimum per share price requirement of the NYSE following the Reverse Stock Split.

Appeal to a Broader Range of Investors and Improve Perception of Our Common Stock as an Investment Security

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A higher price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these investors, which we believe will enhance the liquidity for the holders of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term

The effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will result in any or all of the expected benefits discussed above for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the final ratio or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock depends on multiple factors, many of which are unrelated to the number of shares outstanding, including our business and financial performance, general market conditions and prospects for future success, any of which could have a counteracting effect to the Reverse Stock Split on the per share price.

8 / GrafTech International Ltd. | Special Meeting Proxy Statement

The Reverse Stock Split May Decrease the Liquidity of our Common Stock

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization

If the per share price of our Common Stock declines after the Reverse Stock Split is effected, the decline in the price and the decline in our overall market capitalization may be greater than would have occurred in the absence of a Reverse Stock Split. Any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split. As a result of a lower number of shares outstanding, the market for our Common Stock may also become more volatile.

Implementing the Reverse Stock Split May Limit Our Ability to Cure Future Non-Compliance with the NYSE Minimum Per Share Price Requirement

Pursuant to Section 802.01C of the NYSE Listed Company Manual, if the Reverse Stock Split is implemented and we subsequently fail to maintain our compliance with the NYSE minimum per share price requirement, we will not be eligible for any cure period during which we would be able regain compliance without delisting if (a) the Reverse Stock Split was effected within a year prior to such failure to comply or (b) we have effected one or more reverse stock splits within the two-year period prior to such failure to comply, which splits have a cumulative ratio of 1-for-200 or more. In either case, our Common Stock would be subject to immediate delisting by the NYSE.

GrafTech International Ltd. | Special Meeting Proxy Statement / 9

Effects of the Reverse Stock Split and the Authorized Share Reduction

Effects of the Reverse Stock Split on Outstanding Shares

If the Reverse Stock Split Proposal is approved, there will be no immediate impact on our stockholders until the Board determines to implement the Reverse Stock Split. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by us as treasury stock, at a ratio of 1-for-7 to 1-for-15. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below under “—Treatment of Fractional Shares in the Reverse Stock Split.” Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of our Common Stock and Preferred Stock will remain $0.01.

As of the Record Date, approximately 258,151,443 shares of our Common Stock were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of outstanding shares of Common Stock after the Reverse Stock Split would be approximately 25,815,145 shares of Common Stock.

Effects of the Authorized Share Reduction on Authorized Share Capital

If the Reverse Stock Split Proposal is approved by our stockholders and the Authorized Share Reduction is effected, the number of shares of Common Stock and Preferred Stock authorized for issuance would be proportionally reduced by the final ratio, resulting in a decrease from 3,000,000,000 authorized shares of Common Stock to between 428,571,429 and 200,000,000 shares of Common Stock and a decrease from 300,000,000 authorized shares of Preferred Stock to between 42,857,143 and 20,000,000 shares of Preferred Stock. The Board believes that effecting the Authorized Share Reduction in the event that it chooses to effect the Reverse Stock Split is in the best interests of our stockholders as it maintains the proportion of number of shares of our capital stock available for future issuance before and after the Reverse Stock Split.

Effects on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under our Omnibus Equity Incentive Plan (the “Equity Plan”), including the per share exercise price of options, the number of shares issuable under such options and the number of shares delivered upon the vesting and settlement of a restricted stock unit, a deferred share unit, a performance share unit, or a deferred restricted stock unit, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Equity Plan, as well as any plan limits on the size of such grants, will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

10 / GrafTech International Ltd. | Special Meeting Proxy Statement

Effects on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than minor adjustments as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (other than minor adjustments as a result of the treatment of fractional shares).

Effects on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. After the effective time of the Certificate of Amendment, we would continue to be subject to the periodic reporting and other requirements of the Exchange Act, and the Common Stock would continue to be listed on the NYSE under a new CUSIP number.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding shares of our Common Stock in “street name.” With respect to outstanding Common Stock held in “street name,” we intend to round up fractional shares at the participant level. These banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Stockholders that hold their shares electronically in book-entry form with our transfer agent, Computershare, do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action is needed to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of whole shares of Common Stock held following the Reverse Stock Split.

Effect on Registered Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because

GrafTech International Ltd. | Special Meeting Proxy Statement / 11

of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares in the Reverse Stock Split

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. With respect to outstanding Common Stock held in “street name” through a bank, broker or other nominee, we intend to round up fractional shares at the participant level. Cash will not be paid for fractional shares.

Board of Directors Discretion to Effect the Reverse Stock Split and Authorized Share Reduction

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split and corresponding Authorized Share Reduction will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split and the Authorized Share Reduction is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “—Determination of the Final Ratio” below. We expect that the primary focus of the Board in determining whether or not to file the Certificate of Amendment will be whether we will be able to maintain a continued price of at least $1.00 per share of our Common Stock on the NYSE without effecting the Reverse Stock Split. The Board also will consider whether effecting the Reverse Stock Split would result in our non-compliance with any other NYSE continued listing requirement. If the Certificate of Amendment is not filed with the Secretary of State of the State of Delaware on or prior to the one-year anniversary of the Special Meeting, then the Certificate of Amendment will be abandoned. By voting in favor of the Reverse Stock Split Proposal, you are also expressly authorizing the Board to delay, not to proceed with and potentially abandon the Reverse Stock Split and Authorized Share Reduction if it should so decide, in its sole discretion, that such action or lack thereof is in the best interests of the Company and its stockholders.

Determination of the Final Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time of the Reverse Stock Split and the Authorized Share Reduction, if implemented. We believe that the proposed ratio range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The final ratio to be selected by the Board will be not less than 1-for-7 or more than 1-for-15.

The selection of the specific final ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on the NYSE;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

12 / GrafTech International Ltd. | Special Meeting Proxy Statement

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting the Board the discretionary authority to set the final ratio for the Reverse Stock Split is important because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split and the Authorized Share Reduction, we will make a public announcement, prior to the effective time, of additional details regarding the Reverse Stock Split and the Authorized Share Reduction, including the final ratio selected.

Effective Time of the Reverse Stock Split and the Authorized Share Reduction

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split and the Authorized Share Reduction would become effective, if implemented, when the Certificate of Amendment is filed with the office of the Secretary of State of the State of Delaware or at the effective time set forth in the Certificate of Amendment. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction; provided, however, the implementation of such Certificate of Amendment shall be on or before the one-year anniversary of the Special Meeting.

Upon the effectiveness of the Certificate of Amendment, and without any further action on the part of the Company or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the final ratio, subject to minor adjustments for the treatment of fractional shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange. Stockholders whose shares are held by a brokerage firm, bank or other similar organization do not need to take any action with respect to the exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. However, these brokerage firms, banks or other similar organizations may have different procedures for processing the Reverse Stock Split, and stockholders whose shares are held by a brokerage firm, bank or other similar organization are encouraged to contact their brokerage firm, bank or other similar organization. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take any action to receive whole shares of post-Reverse Stock Split shares of Common Stock because the exchange will be automatic. Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock.

GrafTech International Ltd. | Special Meeting Proxy Statement / 13

Accounting Matters

If the Reverse Stock Split is effected, the par value per share of our Common Stock and Preferred Stock would remain unchanged at $0.01. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock would be reduced in proportion to the size of the final ratio, and the additional paid-in-capital account would be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged. In addition, net income or loss per share would increase proportionally because there would be fewer shares of Common Stock outstanding. Any Common Stock held in treasury would also be reduced in proportion to the final ratio. We do not anticipate that any other material accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, would arise as a result of the Reverse Stock Split.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;

●

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable U.S. Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

14 / GrafTech International Ltd. | Special Meeting Proxy Statement

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for U.S. federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under U.S. federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our shares for a lesser number of shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

GrafTech International Ltd. | Special Meeting Proxy Statement / 15

Interests of Executive Officers and Directors in this Proposal

Our executive officers and directors have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Stock Split Proposal except to the extent of their ownership of shares of our Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.”

Required Vote

Pursuant to our Amended and Restated Certificate of Incorporation, approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of at least 66 2/3% of the voting power of the issued and outstanding shares of Common Stock. Therefore, abstentions and broker non-votes will have the effect of votes “AGAINST” this proposal. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Reverse Stock Split Proposal, we do not expect any broker non-votes to result for this Reverse Stock Split Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

16 / GrafTech International Ltd. | Special Meeting Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of June 30, 2025 regarding the beneficial ownership of our Common Stock by:

●	each person or group who beneficially owns more than 5% of our outstanding shares of Common Stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, Common Stock issuable pursuant to options exercisable or awards payable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all Common Stock shown as beneficially owned by the beneficial owner.

GrafTech International Ltd. | Special Meeting Proxy Statement / 17

The percentage of beneficial ownership is based on 258,151,443 shares of Common Stock issued and outstanding on June 30, 2025. Unless otherwise indicated in the table or footnotes below, the address for each beneficial owner is c/o GrafTech International Ltd., 982 Keynote Circle, Brooklyn Heights, OH 44131.

	As of June 30, 2025

Name	Number of Shares	Percentage of Shares

5% Stockholders

Colonial House Capital Limited(1) .	32,486,701	12.6%

HEG Limited(2) .	25,771,069	9.9%

Marathon Asset Management GP, L.L.C.(3) .	19,308,566	7.5%

BlackRock, Inc.(4) .	18,258,607	7.1%

Nilesh Undavia, et al.(5) .	17,308,942	6.7%

Named Executive Officers and Directors

Henry R. Keizer(6)(7)(8)	104,608	*

Michel J. Dumas(6)(8)	234,930	*

Debra Fine(6)(8)	278,546	*

Jean-Marc Germain(6)(7)(8)	301,580	*

Sachin Shivaram(6)	109,381	*

Eric V. Roegner(6)	39,145	*

Anthony R. Taccone(6)(7)(8)	281,325	*

Timothy K. Flanagan	141,424	*

Catherine Hedoux-Delgado	121,457	*

Jeremy S. Halford	317,878	*

Iñigo Perez Ortiz	234,220	*

Gina K. Gunning	240,216	*

Rory F. O’Donnell	100,000	*

All Current Executive Officers and Directors as a Group (12 Persons)(9)	2,161,179	*

* Less than 1%

(1)

Based on a Form 4 filed on May 20, 2024 by Colonial House Capital Limited (“Colonial”), Colonial owned 32,486,701 shares of Common Stock at May 17, 2024. Of the total shares, Colonial had sole voting power over 31,358,061 of the shares, sole dispositive power over 31,358,061 of the shares, shared voting power over 1,128,640 of the shares and shared dispositive power over 1,128,640 of the shares. The address of Colonial is 17 Prince Arthur Avenue, 2nd Floor, Toronto, ON M5R 1B2, Canada.

(2)

Based on a Schedule 13G/A filed on May 6, 2025 by HEG Limited (“HEG”), HEG owned 25,771,069 shares of Common Stock at May 6, 2025. Of the total shares, HEG reported sole voting power over 24,310,015 of the shares, sole dispositive power over 24,310,015 of the shares, shared voting power over none of the shares and shared dispositive power over none of the shares. The address of HEG is Bhilwara Tower, A-12, Sector 1, Noida (UP) 201301 NCR Dehli, Republic of India.

18 / GrafTech International Ltd. | Special Meeting Proxy Statement

(3)

Based on a Schedule 13G/A filed on May 15, 2025 by Marathon Asset Management GP, L.L.C. (“Marathon”), Marathon owned 19,308,566 shares of Common Stock at March 31, 2025. Of the total shares, Marathon had sole voting power over 19,308,566 of the shares, sole dispositive power over 19,308,566 of the shares, shared voting power over none of the shares and shared dispositive power over none of the shares. The address of Marathon is 1 Bryant Park, 38th Floor, New York, NY 10036.

(4)

Based on a Schedule 13G/A filed on November 8, 2024 by BlackRock, Inc. (“BlackRock”), BlackRock owned 18,258,607 shares of Common Stock at September 30, 2024. Of the total shares, BlackRock had sole voting power over 17,234,456 of the shares, sole dispositive power over 18,258,607 of the shares, shared voting power over none of the shares and shared dispositive power over none of the shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(5)

Based on a Schedule 13D/A filed on January 14, 2025 by Nilesh Undavia, et al. (“Mr. Undavia”), Mr. Undavia owned 17,308,942 shares of Common Stock as of January 10, 2025. Of the total shares, Mr. Undavia had sole voting power over 11,538,942 of the shares, sole dispositive power over 11,538,942 of the shares, shared voting power over 5,770,000 of the shares and shared dispositive power over 5,770,000 of the shares. The address of Mr. Undavia is 474 NE 3rd Street, Unit 416, Boca Raton, Florida 33432.

(6)

Henry R. Keizer, Michel J. Dumas, Debra Fine, Jean-Marc Germain, Eric Roegner, Sachin Shivaram and Anthony R. Taccone beneficially own 20,141, 154,462, 198,078, 131,112, 38,819, 59,381 and 192,107 DSUs, respectively. Each DSU represents a contingent right to receive one share of our Common Stock. The DSUs are fully vested and will be settled in shares of Common Stock either (a) as soon as practicable after the director terminates service on the Board or (b) in substantially equal 20% installments on the first five annual anniversaries of the date of termination of the reporting person’s service as director, depending on the reporting person’s election for the year in which the DSUs were granted or accrued.

(7)	Jean-Marc Germain, Henry R. Keizer, Eric Roegner, Sachin Shivaram and Anthony R. Taccone also beneficially own 90,000, 27,970, 326, 50,000 and 8,750 shares of our Common Stock, respectively.

(8)

Henry R. Keizer, Michel J. Dumas, Debra Fine, Jean-Marc Germain, and Anthony R. Taccone beneficially own 56,497, 80,468, 80,468, 80,468, and 80,468 vested DRSUs, respectively. Each DRSU represents a contingent right to receive one share of our Common Stock. The DRSUs are fully vested and will be settled in shares of Common Stock either (1) as soon as practicable after the director terminates service on the Board or (b) in substantially equal 20% installments on the first five annual anniversaries of the date of termination of the reporting person’s service as director, depending on the reporting person’s election for the year in which the DRSUs were granted or accrued.

(9)	Does not include Catherine Hedoux-Delgado or Gina K. Gunning who were no longer executive officers of the Company on June 30, 2025.

GrafTech International Ltd. | Special Meeting Proxy Statement / 19

Additional Information

Proposals of Stockholders

As previously discussed in our proxy statement filed with the SEC on April 3, 2025, pursuant to Rule 14a-8 of the Exchange Act, we must receive any stockholder proposal intended to be presented at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) by no later than December 4, 2025 if it is to be included in the proxy statement and form of proxy relating to the meeting. Any such proposal must also comply with the other requirements of Rule 14a-8.

Under the advance notice provisions in our Amended and Restated By-Laws (the “By-Laws”), if you want to submit a proposal for the 2026 Annual Meeting for presentation at the meeting pursuant to Delaware corporate law (as opposed to inclusion in the proxy statement under Rule 14a-8) or intend to nominate a person as a candidate for election to the Board directly, the Corporate Secretary must receive the proposal or nomination between January 8, 2026 and the close of business on February 7, 2026 which are 120 days and 90 days, respectively, before the one-year anniversary of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). If a stockholder fails to submit the proposal by February 7, 2026, the appointed proxies may exercise discretionary voting authority on the proposal.

If the date of the 2026 Annual Meeting has been changed more than 30 days from the anniversary date of the 2025 Annual Meeting, the Corporate Secretary must receive any such proposal or nomination no earlier than the 120th day before the 2026 Annual Meeting and by the later of the close of business of (1) the 90th day before the 2026 Annual Meeting; or (2) the tenth day following the day on which the date of the 2026 Annual Meeting is first disclosed publicly by the Company. Any proposals or nominations must comply with the other requirements of our By-Laws.

If you want to present a proposal before the 2026 Annual Meeting but do not wish to have it included in the proxy statement and proxy card, you must also give us written notice in accordance with the procedures and deadlines set forth in our By-Laws. Please address such correspondence to: GrafTech International Ltd., 982 Keynote Circle, Brooklyn Heights, OH 44131, Attention: Corporate Secretary.

Stockholders Sharing the Same Address

Some broker, bank and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that, if you are a beneficial owner of shares, only one copy of the Proxy Statement may have been sent to multiple stockholders in your household unless the Company has received contrary instructions. We will promptly deliver a separate copy of the Proxy Statement to you if you write or call us at the following address or phone number: GrafTech International Ltd., 982 Keynote Circle, Brooklyn Heights, OH 44131, Attention: Investor Relations, telephone no. 216-676-2000. Beneficial owners who want to receive separate copies of documents in the future, or who are receiving multiple copies and would like to receive only one copy for their households, should contact their broker, bank or other nominee record holder.

Other Matters

Under our By-Laws, the only matters which may be brought before the Special Meeting are those matters specified in the Board’s notice of meeting and matters otherwise properly brought before the Special Meeting by or at the direction of the Board. As of the date of this Proxy Statement, the Board

20 / GrafTech International Ltd. | Special Meeting Proxy Statement

does not intend to present any matters at the Special Meeting other than the matter described herein. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposal, or if you need additional copies of the Proxy Statement or proxy card, you may contact MacKenzie Partners, Inc. at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

(800) 322-2885 (toll-free from the U.S. or Canada)

+1-212-929-5500 from other countries

Or

Via Email: proxy@mackenziepartners.com

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking statements include, among others, statements we make regarding the implementation of the Reverse Stock Split and the potential effects of the Reverse Stock Split, including, among others, effects on our compliance with NYSE listing requirements, our market capitalization, the trading price, marketability and liquidity of our Common Stock and certain accounting matters. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this Proxy Statement are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward- looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including those factors described in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in reports and statements filed by the Company with the SEC. The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

GrafTech International Ltd. | Special Meeting Proxy Statement / 21

Appendix A: Certificate of Amendment

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GRAFTECH INTERNATIONAL LTD.,

a Delaware Corporation

GrafTech International Ltd. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer and President of the Corporation.

SECOND: That the existing Amended and Restated Certificate of Incorporation of the Corporation previously effected a reclassification of the common stock, par value $0.01 per share, of the Corporation as set forth therein.

THIRD: That, pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Section 1 of Article V of the Amended and Restated Certificate of Incorporation of the Corporation hereby is deleted in its entirety and the following is inserted in lieu thereof:

“SECTION 1. Authorized Stock. The aggregate number of shares of capital stock that the Corporation shall have authority to issue is [    ]1, which shall be divided into two classes consisting of [    ]2 shares of common stock, par value $0.01 per share (the “Common Stock”), and [    ]3 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Upon the filing and effectiveness pursuant to the DGCL of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Amendment Effective Time”), each [    ( )]4 shares of Common Stock issued and outstanding or held by the Corporation as treasury stock immediately prior to the Amendment Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. Holders of record who otherwise would be entitled to receive fractional shares of Common Stock because they hold a

[1]

Shall be a whole number of shares of capital stock ascertained by dividing (i) the total number of authorized shares of capital stock set forth in the Amended and Restated Certificate of Incorporation as in effect immediately prior to the Amendment Effective Time by (ii) the Reverse Stock Split Number.

[2]

Shall be a whole number of shares of Common Stock ascertained by dividing (i) the total number of authorized shares of Common Stock set forth in the Amended and Restated Certificate of Incorporation as in effect immediately prior to the Amendment Effective Time by (ii) the Reverse Stock Split Number.

[3]

Shall be a whole number of shares of Preferred Stock ascertained by dividing (i) the total number of authorized shares of Preferred Stock set forth in the Amended and Restated Certificate of Incorporation as in effect immediately prior to the Amendment Effective Time by (ii) the Reverse Stock Split Number.

[4]	Shall be a number equal to or greater than seven (7) and equal to or less than fifteen (15) (the “Reverse Stock Split Number”)

GrafTech International Ltd. | Special Meeting Proxy Statement / A-1

number of shares not evenly divisible by the Reverse Stock Split ratio shall be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. No cash will be paid in lieu of fractional shares. Each certificate or book entry position that immediately prior to the Amendment Effective Time represented shares of Common Stock issued and outstanding or held by the Corporation as treasury stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined and converted pursuant to the Reverse Stock Split, subject to the elimination of fractional interests as set forth above. The Reverse Stock Split shall occur regardless of whether certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent for cancellation.

Subject to the rights of the holders of any outstanding class or series of Preferred Stock, the number of authorized shares of any class or series of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, and no separate vote of the holders of any class or series shall be required therefor irrespective of Section 242(b)(2) of the DGCL.”

FOURTH: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation shall be effective as of [  ] [  ].m., Eastern Time, on [     ], 20[ ].

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A-2 / GrafTech International Ltd. | Special Meeting Proxy Statement

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this    day of     , 20 .

By:
Timothy K. Flanagan
Chief Executive Officer and President

GrafTech International Ltd. | Special Meeting Proxy Statement / A-3

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION GrafTech International Ltd. 982 Keynote Circle Brooklyn Heights, Ohio 44131 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting – Go to www.investorvote.com/EAF or scan the QR Barcode above Use the Internet to transmit your voting instruction and for electronic delivery of information up until 11:59 p.m. Eastern Time on []. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting – Go to www.meetnow.global/MU9CXSX You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-652-VOTE (8683) Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on []. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to []. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY GrafTech International Ltd. The Board of Directors recommends a vote FOR Proposal 1 1. Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion. FOR AGAINST ABSTAIN Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners)

GrafTech International Ltd. Special Meeting of Stockholders , 2025 The Special Meeting of Stockholders of GrafTech International Ltd. will be held virtually via the Internet at www.meetnow.global/MU9CXSX on , 2025 at a.m. Eastern time. To attend the virtual Special Meeting, you must be a stockholder as of the close of business on the record date and have previously registered to attend the meeting. Register to attend the Special Meeting on or before , 2025 by visiting www.meetnow.global/MU9CXSX. You will need the 16-digit control number found in the box on the reverse of this form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Special Meeting by visiting www.meetnow.global/MU9CXSX and entering the same 16-digit control number you used to pre-register and as shown in your confirmation e-mail. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/EAF IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. GrafTech International Ltd. Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting of Stockholders on , 2025 The undersigned appoints Timothy K. Flanagan, Rory F. O’Donnell and Andrew J. Renacci, or any of them, as proxies, each with full power and substitution, and authorizes them to represent and vote the shares of Common Stock of GrafTech International Ltd. of the undersigned, with all the powers which the undersigned would possess if present at the Special Meeting of Stockholders to be held on , 2025, or at any postponement or adjournment thereof. When properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the above named proxies will vote FOR Proposal 1. In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. (Items to be voted appear on reverse side)